INVESCO CHARTER FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 30,634
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $     22
           Class C                                                     $    165
           Class R                                                     $    213
           Class S                                                     $    181
           Class Y                                                     $  1,150
           Class R5                                                    $    464
           Class R6                                                    $     41
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.1645
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.0148
           Class C                                                     $ 0.0148
           Class R                                                     $ 0.1144
           Class S                                                     $ 0.1838
           Class Y                                                     $ 0.2128
           Class R5                                                    $ 0.2343
           Class R6                                                    $ 0.2480
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      179,392
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          711
           Class C                                                        9,466
           Class R                                                        1,627
           Class S                                                        1,014
           Class Y                                                        6,862
           Class R5                                                       1,524
           Class R6                                                         934
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  18.75
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  17.58
           Class C                                                     $  17.65
           Class R                                                     $  18.55
           Class S                                                     $  18.76
           Class Y                                                     $  18.84
           Class R5                                                    $  19.58
           Class R6                                                    $  19.58

INVESCO DIVERSIFIED DIVIDEND FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $104,372
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    127
           Class C                                                      $  8,002
           Class R                                                      $  4,314
           Class Y                                                      $ 98,169
           Investor Class                                               $ 37,354
           Class R5                                                     $ 75,226
           Class R6                                                     $ 81,891
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.3361
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.1851
           Class C                                                      $ 0.1848
           Class R                                                      $ 0.2873
           Class Y                                                      $ 0.3862
           Investor Class                                               $ 0.3409
           Class R5                                                     $ 0.3950
           Class R6                                                     $ 0.4144
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       298,821
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           456
           Class C                                                        42,175
           Class R                                                        17,707
           Class Y                                                       211,797
           Investor Class                                                104,830
           Class R5                                                      190,558
           Class R6                                                      314,288
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  20.18
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $  19.94
           Class C                                                      $  19.92
           Class R                                                      $  20.24
           Class Y                                                      $  20.20
           Investor Class                                               $  20.16
           Class R5                                                     $  20.18
           Class R6                                                     $  20.19

INVESCO SUMMIT FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $     --
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class P                                                     $  1,095
           Class S                                                     $      1
           Class Y                                                     $      7
           Class R5                                                    $      0
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.0000
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class P                                                     $ 0.0108
           Class S                                                     $ 0.0024
           Class Y                                                     $ 0.0276
           Class R5                                                    $ 0.0377
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,850
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           19
           Class C                                                          506
           Class P                                                      100,259
           Class S                                                          174
           Class Y                                                          682
           Class R5                                                           1
           Class R6                                                           1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  20.14
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  18.47
           Class C                                                     $  18.41
           Class P                                                     $  20.39
           Class S                                                     $  20.24
           Class Y                                                     $  20.34
           Class R5                                                    $  20.42
           Class R6                                                    $  20.42